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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    000-26719              38-3360865
(State or other jurisdiction        (Commission File         (IRS Employer
      of incorporation)                  Number)         Identification Number)



     5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                49509
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code             616-406-3777



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 28, 2004, the Board of Directors of Mercantile Bank Corporation ("Mercantile") granted an incentive stock option to each of its four executive officers under its 2004 Employee Stock Option Plan. At the same time, options were granted under the Plan to many of Mercantile's other employees. The Plan was approved by Mercantile's shareholders at their 2004 annual meeting. On March 10, 2004, Mercantile filed a copy of the Plan with the Securities and Exchange Commission as Annex B to its proxy statement for the 2004 annual meeting.

         The options granted to Mercantile's four executive officers on October 28, 2004 are as follows:

                                                                       NUMBER OF
                                                                       SHARES FOR           DATE OPTION FOR
                                                                       WHICH THE            THE SHARES
                                                                       OPTION WAS           BECOMES
NAME AND TITLE                                                         GRANTED              EXERCISABLE
--------------                                                         -------              -----------
Gerald R. Johnson, Jr.                                                 2,000                October 28, 2005
Chairman of the Board and President                                    1,250                January 1, 2006

Michael H. Price                                                       2,500                October 28, 2005
President and Chief Operating Officer                                    750                January 1, 2006

Robert B Kaminski                                                      2,500                October 28, 2005
Executive Vice President and Secretary                                   250                January 1, 2006

Charles E. Christmas                                                   2,500                October 28, 2005
Senior Vice President, Chief Financial
Officer and Treasurer

         Each of these options has an exercise price of $38.98 per share, and expires on October 27, 2014, subject to earlier termination pursuant to the terms of the Plan. Each of the executive officers of Mercantile named above also serves as an executive officer of one or more of Mercantile's subsidiaries, including Mercantile Bank of West Michigan.

         Mercantile is filing as an exhibit to this Form 8-K the form of the stock option agreement used for granting options under the Plan.




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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                     Description

      10.1 Form of stock option agreement for options granted under the 2004 Employee Stock Option Plan




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MERCANTILE BANK CORPORATION


                                            By:  /s/ Charles E. Christmas
                                                --------------------------------
                                                Charles E. Christmas
                                                Senior Vice President, Chief
                                                Financial Officer and Treasurer


Date:  November 1, 2004







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                                  EXHIBIT INDEX


Exhibit Number                     Description

      10.1 Form of stock option agreement for options granted under the 2004 Employee Stock Option Plan

















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